UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction
On July 31, 2025 (the “Closing Date”), StoneX Group Inc., a Delaware corporation (“StoneX” or the “Company”) completed its previously announced acquisition of RTS Investor Corp., a Delaware corporation (“RTS”), which is the parent company for the R.J. O’Brien global business. Pursuant to the Agreement and Plan of Merger, dated April 13, 2025 (the “Merger Agreement”) by and among the Company, RTS Merger Sub Inc., a Delaware corporation (“Merger Sub”), RTS, and Westmoor Trail Partners LLC, a Delaware limited liability company (the “Equityholders’ Representative”), in its capacity as representative of the Equityholders as set forth therein, on the Closing Date, Merger Sub merged with and into RTS, whereupon the separate existence of Merger Sub ceased, and RTS survived as a wholly owned subsidiary of StoneX (the “Merger”). Capitalized terms used but not defined in this Current Report on Form 8-K shall have the respective meanings ascribed to such terms in the Merger Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth in the Introduction is incorporated herein by reference to this Current Report on Form 8-K.
Pursuant to the terms of the Merger Agreement, in connection with the Merger, StoneX paid the equityholders, option holders and holders of stock appreciation rights of RTS aggregate consideration of (i) $610,566,926 in cash, subject to post-closing adjustment as provided in the Merger Agreement and (ii) 3,085,554 shares (the “Stock Consideration”) of common stock, par value $0.01 per share, of the Company (“Parent Common Stock”), with the value of any fractional shares paid in cash (the “Per Share Consideration”). The $610,566,926 cash purchase price reflects tangible book value for the R.J. O’Brien business in excess of the agreed upon benchmark, due to strong operating performance, adjusted down by R.J. O’Brien transaction expenses, as per the terms of the Merger Agreement.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Escrow Release and Guarantor Assumptions
The information set forth in Item 2.01 to this Current Report on Form 8-K is incorporated by reference into this Item 2.03. As previously announced, on July 8, 2025, StoneX Escrow Issuer LLC, a Delaware limited liability company (the “Escrow Issuer”) and wholly-owned subsidiary of the Company, and The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), entered into an Indenture, dated as of July 8, 2025 (the “Indenture”), in connection with the issuance and sale of $625,000,000 in aggregate principal amount of 6.875% Senior Secured Notes due 2032 (the “Notes”). The Escrow Issuer caused to be deposited an amount of cash equal to the aggregate principal amount of Notes (the “Escrowed Proceeds”) into segregated escrow accounts until the date that certain escrow release conditions (the “Escrow Release Conditions”), including the consummation of the Merger, were satisfied. On the Closing Date, the Escrow Release Conditions were satisfied, and the Escrowed Proceeds were released from the escrow accounts and used to fund a portion of the cash purchase price of the Merger and to pay related fees and expenses (the “Escrow Release”).
In connection with the Merger and upon the Escrow Release, the Escrow Issuer was merged with and into the Company, and, pursuant to a supplemental indenture to the Indenture, dated as of the Closing Date (the “Supplemental Indenture”), the Company assumed the obligations of the Escrow Issuer under the Notes (the “Assumption”). Furthermore, each of the Company’s direct and indirect wholly-owned subsidiaries that are guarantors under the Company’s Amended and Restated Credit Agreement, dated as of February 22, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), by and among the Company, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent, also became guarantors of the Notes (the “Notes Guarantors”).
In addition, in connection with the Escrow Release, the Company and the Notes Guarantors entered into (a) a supplement dated as of the Closing Date (the “Intercreditor Agreement Supplement”) to that certain Intercreditor Agreement, dated as of March 1, 2024, by and among the Company, the subsidiaries of the Company that are from time to time party thereto, Bank of America, N.A., as the first lien agent, The Bank of New York Mellon, as second lien agent, and Bank of America, N.A., as control agent, and (b) a supplement dated as of the Closing Date (the “Security Agreement Supplement” and, together with the Intercreditor Agreement Supplement, the “Collateral Supplements”) to that certain Security and Pledge Agreement, dated as of March 1, 2024, by and among the Company, the subsidiaries of the Company that are from time to time party thereto and The Bank of New York Mellon, as collateral agent, and pursuant to the Collateral Supplements, the Notes and the related guarantees became secured on a second priority basis by liens on substantially all of the Company’s and the Notes Guarantors’ property and assets, subject to certain exceptions and permitted liens.
The foregoing description of the Supplemental Indenture and the Collateral Supplements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, such agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively, and incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in the Introduction and under Item 2.01 to this Current Report on Form 8-K is incorporated by reference into this Item 3.02. On the Closing Date, StoneX completed the issuance of the shares of Parent Common Stock as consideration for the Merger in reliance on the exemption from registration requirements of the Securities Act, provided by Section 4(a)(2) thereof.
Item 7.01. Regulation FD Disclosure.
On July 31, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Businesses of Funds Acquired.
The financial statements required by Item 9.01(a) of Form 8-K were previously filed by the Company as Exhibits 99.2 and 99.3 to the Current Report on Form 8-K dated June 24, 2025.
(b)     Pro Forma Financial Information.
The pro forma financial information required by this Item 9.01(b) of Form 8-K were previously filed by the Company as Exhibit 99.4 to the Current Report on Form 8-K dated June 24, 2025.
(d) Exhibits
Exhibit No. Description
2.1*    Agreement and Plan of Merger, dated as of April 13, 2025, by and among StoneX Group Inc., RTS Merger Sub Inc., RTS Investor Corp. and Westmoor Trail Partners LLC, in its capacity as representative of the Equityholders as set forth therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of StoneX Group Inc. filed on April 14, 2025).
4.1     First Supplemental Indenture dated as of July 31, 2025 to the Indenture by and among StoneX Group Inc. (as successor to StoneX Escrow Issuer LLC), the guarantors party thereto from time to time and The Bank of New York Mellon, as trustee and collateral agent, dated July 8, 2025.
10.1    Supplement No. 1 to Intercreditor Agreement, dated as of July 31, 2025, by and among the Company, the subsidiaries of the Company party from time to time thereto, Bank of America, N.A., as first lien agent, The Bank of New York Mellon, as second lien agent, and Bank of America, N.A., as control agent.
10.2    Supplement No. 1 to Security and Pledge Agreement, dated as of July 31, 2025, by and among the Company, the subsidiaries of the Company party from time to time thereto, and The Bank of New York Mellon, as collateral agent.
99.1    Press Release, dated July 31, 2025
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
July 31, 2025	/s/ David A. Bolte
(Date)	David A. Bolte
Corporate Secretary